Earnings (Loss) Per Share Attributable to Navistar International Corporation	24 Months Ended
Oct. 31, 2012
Earnings (Loss) Per Share Attributable to Navistar International Corporation

17. Earnings (Loss) Per Share Attributable to Navistar International Corporation

The following table shows the information used in the calculation of our basic and diluted earnings (loss) per share for both continuing operations and net income (loss) attributable to Navistar International Corporation, which includes the results from discontinued operations as of October 31:

	Income (loss) from Continuing Operations			Net income (loss)
(in millions, except per share data)	2012	2011	2010	2012	2011	2010
Numerator:
Amounts attributable to Navistar International Corporation common stockholders	$(2,939)	$1,797	$271	$(3,010)	$1,723	$223
Denominator:
Weighted average shares outstanding:
Basic	69.1	72.8	71.7	69.1	72.8	71.7
Effect of dilutive securities	—	3.3	1.5	—	3.3	1.5

Diluted	69.1	76.1	73.2	69.1	76.1	73.2

Earnings (loss) per share attributable to Navistar International Corporation:
Basic	$(42.53)	$24.68	$3.78	$(43.56)	$23.66	$3.11
Diluted	(42.53)	23.61	3.70	(43.56)	22.64	3.05

The conversion rate on our Convertible Notes is 19.891 shares of common stock per $1,000 principal amount of Convertible Notes, equivalent to an initial conversion price of $50.27 per share of common stock. In connection with the sale of the Convertible Notes, we sold warrants to various counterparties to purchase shares of our common stock from us at an exercise price of $60.14 per share. The Convertible Notes and warrants are anti-dilutive when calculating diluted earnings per share when our average stock price is less than $50.27 and $60.14, respectively.

We also purchased call options in connection with the sale of the Convertible Notes, covering 11.3 million shares at an exercise price of $50.27 per share, which are intended to minimize share dilution associated with the Convertible Notes; however under accounting guidance, these call options cannot be utilized to offset the dilution of the Convertible Notes for determining diluted earnings per share as they are anti-dilutive.

The computation of diluted earnings per share also excludes outstanding options and other common stock equivalents in periods where inclusion of such potential common stock instruments would be anti-dilutive.

For the year ended October 31, 2012, no dilutive securities were included in the computation of diluted loss per share since they would have been anti-dilutive due to the net loss attributable to Navistar International Corporation. The aggregate shares not included were 28.5 million, of which 11.3 million shares were related to the warrants and 11.3 million shares were related to the Convertible Notes.

For the year ended October 31, 2011, the aggregate shares not included in the computation of earnings per share, as they would have been anti-dilutive, were 0.9 million. Additionally, the computation of earnings per share for the year ended October 31, 2011 did not include any impact of the forward contract related to the ASR program as it would have been anti-dilutive. For the year ended October 31, 2010, the aggregate shares not included in the computation of earnings per share, as they would have been anti-dilutive, were 11.5 million, of which 11.3 million shares were related to warrants and were anti-dilutive as our average stock price was less than the exercise price on the warrants for the year ended October 31, 2010.